Exhibit 10.22

EMPLOYMENT AGREEMENT

THIS  EMPLOYMENT  AGREEMENT (this  "Agreement')   is  made  as  of February 1, 2012, by and between Dynamic Ventures Corp., a Delaware corporation (the "Company"), and Mark Summers, hereinafter referred to as the "Employee."

Preliminary Statements

A.       The Company desires to engage Employee to act as the Chief Financial Officer and Treasurer of the Company and Employee accepts such engagement and, in each case pursuant to the terms and conditions set forth in this Agreement.

Agreement

In consideration of the foregoing, the mutual promises set forth in this Agreement, and other good and valuable consideration, the Company and Employee hereby agree as follows:

    1.    Scope of Work. During the term of this Agreement, Employee shall perform the work and render the services set forth in Schedule "A" attached hereto and made a part hereof (the "Scope of Work").  Except as expressly provided in this Agreement, the Scope of Work may not be subcontracted or otherwise performed by third parties on behalf of Consultant, other than the Employee, without the prior written permission of the Company wl_,ich permission shall be in the sole and absolute discretion of the Company. The Employee shall  perform such other services as  the  Board of  Directors of  the Company may assign if the Employee agrees to accept the assignment.

2.     Term and Termination. The term of this Agreement shall commence on the date of this Agreement (the "Commencement Date") and shall continue in full force and effect thereafter on annual periods which shall automatically renew, until termination in accordance with the provisions of this Agreement. In the event of any material breach of this Agreement by either party, the other party may terminate this Agreement by giving thirty (30) days' prior written notice thereof; provided, however, that this Agreement shall not terminate at the end of said thirty (30) day notice period if the party in breach has cured the breach of which it has been notified prior to the expiration of such thirty (30) day period. Either party may extend this Agreement by written notice thirty (30) days prior to the end of any term or extension. If the Employee is terminated for reasons other than a breach of the terms hereof, or the Employee resigns, the Employee shall be entitled to a severance payment of $500,000, payable in eight (8) equal quarterly installments.

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     3.        Compensation.    As  compensation for  the  satisfactory  performance by Employee hereunder, the Company shall pay Employee a salary of One Hundred Nine Thousand Two Hundred Dollars ($109,200) per year to be paid in equal semi-monthly payments during the term of this Agreement (the "Base Compensation"),   Employee acknowledges and agrees that the sum of Twenty-five Thousand Dollars ($25,000) of the annual  Base  Compensation has  been allocated  as  consideration for  the  Restrictive Covenants.  Employee shall also invoice the Company monthly in arrears for expenses incurred as a result of performing services in accordance with this Agreement Such expenses shall be limited to the use of a cellular telephone, a laptop computer and other reasonable out-of-pocket expenses (including, without limitation, airfare, car rental, hotel and meals), and an automobile allowance, all as necessarily and actually incurred by Employee in the performance of the Scope of Work, provided that (i) the expenses have been  detailed  on  a  form  acceptable to  the  Company;  and  (iii)  Employee submits supporting documentation. The charges and/or expenses invoiced in accordance with this paragraph, except for  amounts disputed by the  Company, shall be  payable by  the Company within thirty (30) days of the Company's receipt of each invoice. Any disputed charges  and/or  expenses  shall  not affect  payment  of  non-disputed charges  and/or expenses, in accordance with the terms of this Agreement   In addition the Employee shall be entitled to use a Company credit card to cover his out-of-pocket expenses but still must comply with the reporting requirements of this paragraph.

    4.      Other benefits.    The Employee shall be entitled to four (4) weeks of paid vacation per calendar year.   If the Employee is disabled from performing his services hereunder he will be entitled to receive all of his base compensation for ninety (90) days. Should the Employee be unable to return to his full duties at the end of one hundred and twenty (120) days the Employee may be terminated at the sole discretion of the Board of Directors of the Company. In the event of the death of the Employee his widow, or in absence thereof his estate, shall be entitled to receive a salary continuation of two (2) months from his date of  death. The Employee shall  be entitled to  health care, life insurance and disability coverages as are made available from time to time to its other senior  executives and  their  dependents. In  addition  to  the  base compensation, the Employee shall be entitled to receive any discretionary bonus as may be authorized from time to time by the Board of Directors of the Company.

    5.        Work Made for Hire.  Employee hereby agrees that all work, including developments, designs, inventions, improvements, trade secrets, trademarks, copyrightable subject  matter  or  proprietary information  which  Employee makes  or conceives within the Scope of Work, either solely by Employee or jointly with others and relating to any actual or planned product, service or activity of which Employee has knowledge or suggested by or resulting from any work performed by the Company or otherwise related to this Agreement (a "Development")  shall be considered to be "work made for hire" under the U.S. Copyright Act, 17 U.S.C. §  i 0i et seq. and shall be owned exclusively by the Company.  Furthermore, Employee hereby assigns to the Company, and will in the future  upon the Company's request confirm such assignment to the Company, of  all  right,  title  and  interest in  such  Development or  portion thereof. Employee agrees that he has no proprietary interest in any Development, including any patent, copyright, trademark and trade secret rights.Employee agrees that he shall provide necessary assistance to protect, enforce or perfect thee   Company's  rights and interests in such patents, copyrights and trademarks and that Employee shall not register, file or obtain any patent, copyright or trademark relating to any Development  in its own name.

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6.     Representations and Warranties of Consultant.    Employee  represents  and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder; and (b) Employee is under no physical or mental  disability that would hinder the performance  of his duties under this Agreement,  (c)  that  the  Employee shall devote  its full  time,  attention  and energy to the business of the  Company, and , during the term  of this  Agreement  the Employee will not engage in any other activity pursued for profit.

7.      Confidential Information.  Employee recognizes and acknowledges that in the course of performing services hereunder, Employee shall have access to confidential information concerning the Company, including, without limitation, business affairs, finances,  properties,  methods   of   operation,  product   plans,   identities   or  landlords, licensors, distributors, joint venturers and other data of the Company and its subsidiaries and affiliates.  All such information  is hereinafter collectively referred to as "Confidential Information."

8.    Non-Disclosure.  Employee agrees that Employee will keep in strictest confidence, both during the term of this Agreement and subsequent  to the expiration or earlier termination of this Agreement, and will not during the term of this Agreement or thereafter  disclose  or  divulge  to  any person,  firm  or  corporation,  or  use  directly  or indirectly, for his own  benefit  or  the benefit  of others,  any Confidential  Information. Except as directed by the Company, Employee will not permit any person other than the Company, its authorized agents or representative, to examine and/or make copies of any software, videos, programs, reports or any materials or documents prepared by Employee or  that come into Consultant's possession  or under Consultant's control  by reason of Consultant's  services hereunder, and that upon termination of this Agreement, Employee will turn over to the Company all documents, papers and other matter in his possession or under his  control that relate to the Company or its subsidiaries and affiliates.

9.        Noncompetition.   The parties hereto acknowledge that if Employee were to compete with the Company upon the termination of this Agreement with the Company, Employee would necessarily use Confidential Information in doing so.   During the term of  this Agreement and  for  a period  of two  (2) years thereafter,  or  if this  Agreement terminates  prior  to  the  third  (3rd)  anniversary  date  of  this  Agreement,   then  for  the remainder of the term of this Agreement after such termination  and for a period of two (2)  years thereafter (the "Restricted Period"), Employee shall not have  any ovmersb..ip interest, direct or indirect, in, or have any interest as an employee, salesman,  consultant, officer  or director in, or otherwise  aid or assist in any manner,  any  firm, corporation, partnership, proprietorship or other business that engages  in the business of the Company immediately  prior to  the  date  hereof;  provided, however,that  Employee  may own, directly or indirectly, solely as an investment, securities of any entity which are traded on any  national securities  exchange  if Employee(a) is  not  a  controlling  person  of,  or  a member of a group which controls, such entity; or (b) does not, directly or indirectly, own five percent (5%) or more of any class of securities of any such entity.

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10.  Solicitation of Business.   Except as expressly  provided in Paragraph  9 of this  Agreement, Employee  shall not, during the Restricted  Period, solicit or assist  any other person to solicit any business (other than for the Company) from any present or past customer of the Company;  or request or advise any present  or future customer  of the Company  to  withdraw,  curtail  or cancel its  business  dealings  with  the  Company;  or commit  any other act or assist  others to commit any other act which might injure the business of the Company.

11.  Solicitation of  Employees.     Employee  shall  not,  during  the  Restricted Period, directly or indirectly,  hire, solicit or encourage to leave the employment  of the Company or any of its Affiliates, any employee of the Company or any of its Affiliates or hire  any such employee  who  has left the employment  of  the Company  or  any  of  its Affiliates within one (1) year of the termination of such employee's employment with the Company or any of its Affiliates.

12.  Solicitation of Suppliers, Manufacturers and Consultants.   Employee shall not, during the Restricted Period, directly or indirectly, hire, solicit or encourage to cease work  with  the  Company  or  any  of its  Affiliates  any  supplier,  manufacturer  and/or Employee then under contract  with the Company or any of its Affiliates within one (1) year  of termination  of  such  consultant's  engagement  by  the  Company  or  any  of  its Affiliates.

13.  Rights and Remedies Upon Breach.   If Employee  breaches or threatens to commit a breach of any of the provisions of Paragraphs 6, 8, 9, 10, 11 and/or 12 of this  Agreement (the "Restrictive Covenants"), the Company  shall have the following rights and remedies, each of which rights and remedies shall  be independent  of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

(a)        Specific Performance.  The right and remedy  to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction,  all without the need to post a bond or any other security or to prove  any  amount  of actual damage  or that  money  damages  would  not provide an adequate remedy, it being acknowledged  and agreed that any such  breach  or  threatened  breach  will  cause  irreparable  injury  to  the Company and that money damages will not provide adequate  remedy to the Company; and

  (b)       Accounting and Indemnification.  The right and remedy to require Employee(i)  to account for and pay over to the Company all compensation,   profits,  monies,  accruals,  increments   or  other  benefits derived  or received  by Employee  or any  associated  party deriving such benefits as a result of any such breach of the Restrictive Covenants; and (ii)  to  indemnify   the  Company   against  any   other   losses,   damages(including  special   and  consequential   damages),   costs  and  expenses, including actual attorneys' fees and court costs, which may be incurred by the Company and which result from or arise out of any such breach  or threatened breach of the Restrictive Covenants.

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14. Right  of  Employee  to   Terminate.  The   Employee   may   terminate   this Agreement   without notice on the occurrence of any of the following events, unless consented to by the Employee in writing in advance:

 (a) The sale of substantially all of the Company's assets to a single purchaser or group of associated purchasers; or

 (b)  A change of control of the Company by the sale, exchange, or other disposition, in one transaction of the sufficient shares of the common or preferred stock of the Company whereby parties deemed inimical to the Employee may gain voting control of the Board of Directors of the Company, (excluding a merger with a publicly held corporation where the Company is not the surviving entity);  or

(c)  The Company's decision to terminate its business and liquidate its assets; or

(d) A judicial determination of Bankruptcy or a chapter 11 reorganization petition filing.

15.        Severability of  Covenants.   If  any  court  determines   that  any  of  the Restrictive  Covenants, or any part thereof is invalid or unenforceable, the remainder of the  Restrictive  Covenants shall not thereby be affected and shall  be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants,  or  any  part  thereof  are  unenforceable  because  of  the  duration  of  such provision  or the area covered thereby, such  court shall have the  power  to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced. Employee hereby waives any and all right to attack the validity of the Restrictive Covenants on the grounds of the breadth of their geographic scope or the length of their term.

16.  Enforceability.  The provisions of this Agreement shall be enforceable notwithstanding  the existence of any claim or cause of action of Employee against the Company whether predicated on this Agreement or otherwise.

17.    Work Rules. Unless otherwise agreed to by the parties  hereto, Employees hall observe the working rules, security regulations, holiday schedules and policies of the Company.

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    18.   Assignment.  This Agreement shall be binding upon the parties'  respective successors and permitted assigns.  Employee agrees that any assignment hereunder shall not relieve Employee of its obligations hereunder.

19.   Notices. Notice given by a party under this Agreement shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) when five (5) days have elapsed after its transmittal by registered or certified mail, postage prepaid, return receipt requested, or two days have elapsed after its transmittal by nationally recognized air courier service; or (iii) when delivered by telephonic facsimile transmission (with a copy thereof so delivered by hand, mail or air courier if recipient does not acknowledge receipt of the transmission). Notices shall be sent to the addresses set forth below, or another as to which that party has given notice, in each case with a copy provided in the same manner and at the same time to the persons shown below:

If to the Company:                                      Dynamic Ventures Corp.
               8776 E. Shea Blvd, Ste. B3A 615
               Scottsdale, AZ 85260

If to the Employee:                                      Mark Summers
               8776 E. Shea Blvd, Ste B3A 615
               Scottsdale, AZ 85260

  20.    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law).   The sole jurisdiction and venue for any litigation arising out of this Agreement shall be an appropriate federal or state court located in the State of Arizona.

  21.   Modifications.  No modification, amendment, supplement to or waiver of this Agreement or any Schedule hereunder, or any of their provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

       22.    Waiver.  A failure of either party to exercise any right provided for herein, shall not be deemed to be a waiver of any right hereunder.

       23.    Complete Agreement.  This Agreement and each Schedule attached hereto set forth the entire understanding of the parties as to the subject matter therein may not be modified except in a writing executed by both parties.

       24.   Severability     In  the  event  anyone  or  more  of  the  prov1s1ons of  this Agreement or of any schedule is invalid or otherwise unenforceable, the enforceability of the remaining provisions shall be unimpaired.

       25.   Publicity.  The Company and Employee agree that they will not, without prior  written  consent  of  the  other  in  each  instance,  refer  to  the  existence  of  this Agreement or any Schedule, in press release, advertising or materials distributed to prospective customers.

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       26.   Remedies. The rights and remedies of the Company as set forth in this Agreement are not exclusive and are in  addition to any other rights and remedies available to it in law or in equity.

27.   Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

28.        Survival. All representations, warranties and covenants contained in this
Agreement shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereo£

COMPANY:                                                            EMPLOYEE:
Dynamic Ventures Corp. a

Delaware  Corporation By:
Paul D. Kalkbrenner, Presidentt                                     MARK SUMMERS

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